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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 3, 2003


                          TRANSATLANTIC HOLDINGS, INC.

             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         1-10545                      13-3355897
 (State or Other             (Commission File Number)           (IRS Employer
 Jurisdiction of                                                Identification
 Incorporation)                                                    Number)

                                 80 Pine Street
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE

                   ------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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page 2

Item 9. Regulation FD Disclosure.

      On February 3, 2003, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing an increase in loss reserves resulting in a $65 million after-tax charge to fourth quarter 2002 earnings. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSATLANTIC HOLDINGS, INC.
                                                 (Registrant)

Date: February 4, 2003

                                          By /s/ STEVEN S. SKALICKY
                                             ----------------------------
                                             Name:  Steven S. Skalicky
                                             Title: Executive Vice President
                                                    and Chief Financial Officer





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page 3

                                  EXHIBIT INDEX

    Exhibit No.                                     Description
    -----------                                     -----------
       99.1                        Press release of Transatlantic Holdings, Inc.
                                   dated February 3, 2003.